SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)     October 6, 2000
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                                The Talbots, Inc.
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             (Exact name of registrant as specified in its charter)



         Delaware                           1-12552             41-1111318
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(State or other jurisdiction               (Commission        (I.R.S. Employer
 of incorporation or organization)          File Number)     Identification No.)




175 Beal Street, Hingham, Massachusetts                        02043
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(Address of principal executive offices)                       (Zip Code)




Registrant's telephone number, including area code         (781)749-7600
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Inapplicable
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(Former name or former address, if changed since last report)



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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.      Other Events.

         On October 6, 2000, the Board of Directors of The Talbots, Inc. (the "Company") approved a two-for-one split of its common stock to be effected by the issuance of one additional share of common stock for each outstanding share of common stock and each treasury share of common stock. The stock will be distributed on November 7, 2000 to shareholders of record on October 25, 2000. The Company had 31,395,665 shares of common stock outstanding as of October 9, 2000.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits

                  Exhibit 99.1          Press release dated October 11, 2000.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   October 11, 2000

                                        The Talbots, Inc.
                                        (Registrant)


                                                 EDWARD L. LARSEN
                                        By: ___________________________
                                        Name:    Edward L. Larsen
                                        Title:   Senior Vice President, Finance,
                                                 Chief Financial Officer and
                                                 Treasurer



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                                  EXHIBIT INDEX


         Exhibit 99.1               Press release dated October 11, 2000.